FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Fog Cutter Capital Group Merger Presentation

December 11th, 2020

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE | YALLA mediterranean | Johnny Rockets


FATBURGER
ELEVATION
Johnny ROCKETS

LEGAL DISCLAIMER

This presentation of FAT Brands Inc. ("we", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, the Company's ability to utilize the net operating loss carryforwards of Fog Cutter Capital Group Inc., the Company's ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of its acquisition of Johnny Rockets and other restaurant brands, the Company's ability to source and conduct future accretive acquisitions, the Company's ability to access the capital markets, and the effects on our business of the current novel coronavirus pandemic ("COVID-19"). Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

TRANSACTION SUMMARY

On December 11, 2020, FAT Brands announced the merger with Fog Cutter Capital Group Inc. (FCCG)

- FCCG owns 81.16% of FAT's common shares
- Each public FAT common stockholder (non-FCCG common stockholder of FAT) will receive $5.80 liquidation preference per common share in unrestricted FAT 8.25% Series B Cumulative Preferred Stock (NASDAQ: FATBP), any partial shares will be redeemed for cash
- Record date 12/21/20, closing date by 12/27/20


FATBURGER
Buffalo's
ELEVATION
HURRICANE
FATBURGER

TRANSACTION OVERVIEW

This business combination eliminates the need for FCCG to hold >80% of FAT and positions FAT to make acquisitions using common stock

- Previously, FCCG was required to hold >80% of FAT for the NOL to be available to offest FAT taxable income
- FCCG will merge into a new subsidiary of FAT and FAT will survive as the parent company (no change to its listing)
- FCCG's shareholders will receive the same number of restricted shares of FAT currently held by FCCG

Makes FAT common stock now available for acquisitions	Increases FAT public float to 46% on a fully-diluted basis	Intercompany debt eliminated on a consolidated basis	Makes $100m+ NOL Carryforward available for use by FAT

TRANSACTION RATIONALE

The transaction will provide additional flexibility for FAT to access the capital markets and execute its growth strategy

Acquisition Capital	**Positions FAT to take advantage of the disruption in the restaurant industry by financing acquisitions via common equity, not just debt or preferred stock** • Heightened deal activity in the market as a result of the COVID pandemic is expected to continue
Increased Public Float	**Increases public float (non-insiders) to approximately 46% on a fully-diluted basis** • Consisting of public FAT holders and certain public FCCG holders (non-insiders)
Equity Capital Markets	**Elimination of the >80% threshold positions FAT to utilize the equity capital markets** • Ability to raise additional common equity (if needed given the COVID-19 environment) • Ability to use common stock to finance future acquisitions
NOL Carryforward	**FAT is now in a position to directly utilize $100m+ of NOL Carryforwards that were generated by FCCG over the years** • FAT expects to generate ~2x 2019 EBITDA on an annual basis, normalized for post-COVID disruptions, as a result of the Johnny Rockets acquisition and organic growth

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911

FAT BRANDS